UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     November 18, 2003

INFORMATION ANALYSIS INCORPORATED

(Exact name of registrant as specified in its charter)

Virginia	0-22405	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11240 Waples Mill Road, Suite 400, Fairfax, Virginia	22030
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code     (703) 383-3000

(Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits
The following exhibit is attached hereto:

Exhibit No.	Description

99.1	Press Release dated November 18, 2003 captioned:
“Information Analysis Inc. Reports Third Quarter Results”

Item 9.    Regulation FD Disclosure

The following information is being furnished pursuant to both Item 9 and item 12 of Form 8-K.

On November 18, 2003, Information Analysis Incorporated issued a press release reporting earnings and other financial results for its third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 12.    Results of Operations and Financial Condition

The information set forth in Item 9 is incorporated herein by this reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Information Analysis Incorporated (Registrant)

Date: November 21, 2003	By:	/S/ Richard S. DeRose

Richard S. DeRose, Executive Vice President, Treasurer, and Chief Financial Officer